                                                                   EXHIBIT 10.41
                                   EXHIBIT H

                            PARENT PLEDGE AGREEMENT
                            -----------------------


     THIS PARENT PLEDGE AGREEMENT (this "Agreement") is made as of ________________, 1996, by Kevco, Inc., a Texas corporation ("Pledgor"), in favor of NationsBank of Texas, N.A., a national banking association, as Administrative Lender ("Administrative Lender") for NationsBank of Texas, N.A., and each other lender a party to the Credit Agreement described below (singly, a "Secured Party" and collectively, the "Secured Parties").


A.   AGREEMENT

     1. Pledge. Upon the terms hereof, for value received, Pledgor hereby
        ------
irrevocably and unconditionally pledges, grants, assigns, hypothecates and transfers to the Administrative Lender, for the ratable benefit of the Administrative Lender and Secured Parties to secure the Obligation (as defined herein), a first and prior pledge and security interest in (a) all shares of stock of the Borrower (as defined herein), whether common, preferred or otherwise, whether now or hereafter owned beneficially or of record by Pledgor, including, but not limited to, the stock interests described on Exhibit A attached hereto (collectively, the "Pledged Stock"), (b) all rights to acquire any such shares, whether by purchase, exercise of any type of option, conversion of debt or otherwise, and (c) all proceeds thereof, and all distributions, dividends, increases and profits received therefrom (collectively, the "Collateral"). Unless otherwise defined in this Agreement, terms used herein shall have the meanings set forth in the Credit Agreement, dated as of June 30, 1995, among Kevco Delaware, Inc. a Delaware corporation (the "Borrower"), the Administrative Lender, and the Secured Parties (as amended, modified, supplemented, renewed, extended or restated from time to time, the "Credit Agreement").


B.   OBLIGATION

     1.  Description of Obligation.  The following obligations (collectively,
         -------------------------
the "Obligation") are secured by this Agreement:

         a. All debt, obligations, liabilities and agreements of any nature of Pledgor and the Borrower to the Secured Parties or any Secured Party, whether matured or unmatured, fixed or contingent, including all future advances, now or hereafter existing, in each case arising pursuant to or in connection with (i) this Agreement; (ii) the Credit Agreement; (iii) all other Loan Documents; and (iv) all amendments, modifications, renewals, extensions, increases, substitutions or rearrangements of any of the foregoing.

          b. All reasonable out-of-pocket costs incurred by the Administrative Lender or any Secured Party necessary to obtain, preserve, perfect and enforce this Agreement, the other Loan Documents, and the pledge and security interest granted hereby, collect the Obligation, and maintain, preserve, collect and enforce the Collateral, including without limitation taxes, assessments, reasonable attorneys' fees and reasonable legal expenses, and reasonable expenses of sale.

          c. Interest on the above amounts as agreed between the Borrower and the Secured Parties, including, without limitation, interest, reasonable fees and other charges that would accrue or become owing both prior to and subsequent to and but for the commencement of any proceeding against or with respect to Borrower under any chapter of the Bankruptcy Code of 1978, 11 U.S.C. (S) 101 et seq. whether or not a claim is allowed for the same in
                       -- ---
     any such proceeding.

C.   COVENANTS, REPRESENTATIONS AND WARRANTIES

     1.   Representations and Warranties.  Pledgor represents and warrants that
          ------------------------------
(a) it has full power, authority and legal right to execute, deliver and perform this Agreement; (b) the Pledged Stock described on Exhibit A constitutes 100% of the issued and outstanding stock of the Borrower; (c) the Pledged Stock was duly authorized, validly issued and fully paid and is nonassessable; (d) the pledge, assignment and delivery of the Collateral create a valid, and so long as the Administrative Lender retains physical possession of the Collateral, first and prior perfected security interest in the Collateral, and no other security agreement covering the Collateral, or any part thereof, has been made, and no pledge or security interest, other than the one herein created, has attached or been perfected in the Collateral or in any part thereof; and (e) no dispute, right of setoff, counterclaim or defense exists with respect to any part of the Collateral. The delivery at any time by the Pledgor to the Administrative Lender of Collateral shall constitute a representation and warranty by the Pledgor under this Agreement that, with respect to such Collateral, and each item thereof, the Pledgor is the sole legal and beneficial owner of, with good title to, the Collateral; and the matters warranted in this paragraph are true and correct.

     2.   Covenants.
          ---------

          a.  Affirmative Covenants.  Pledgor covenants and agrees (i) promptly
              ---------------------
     to deliver to the Administrative Lender all instruments, certificates, documents or agreements evidencing any of the Collateral; (ii) from time to time promptly to execute and deliver to the Administrative Lender all such other assignments, certificates, supplemental writings and financing statements, and do all other acts or things, as the Administrative Lender or any Secured Party may reasonably request in order more fully to evidence and perfect the security interest and pledge herein created or to effect the purposes of this Agreement; and (iii) promptly to notify the Administrative Lender of any claim, action or proceeding materially adversely affecting title to the Collateral, or any part thereof, or the security interest therein.

          b. Negative Covenants. Pledgor covenants and agrees that each Pledgor
             ------------------
     will not (i) sell, assign or transfer any of Pledgor's rights in the Collateral; (ii) create any other security interest or pledge in, mortgage or otherwise encumber the Collateral or any part thereof; (iii) cause or permit the Borrower to issue any stock or rights to acquire any such stock to Pledgor that are not concurrently delivered to the Administrative Lender; or (iv) agree to amend or modify the certificate of incorporation, by-laws, or other agreement or document for the Borrower (or otherwise agree or obligate Pledgor) in such a manner as to reduce the percentage of shareholder interests of the Borrower owned by Pledgor or otherwise adversely affect the rights of the Administrative Lender and the Lenders in the Collateral.

D.   RIGHTS OF SECURED PARTIES

     1.   Rights to Dividends, Distributions, and Payments.  With respect to
          ------------------------------------------------
such instruments which are certificates, bonds or other securities, the Administrative Lender may demand of the Borrower, and may receive and receipt for, any and all dividends and other distributions (other than cash dividends) payable in respect thereof, whether ordinary or extraordinary, other than those distributions permitted by the Credit Agreement. The Administrative Lender shall have the authority, following the occurrence and during the continuance of an Event of Default and upon written notice to Pledgor to do so, to have such certificates, bonds or other securities registered either in the Administrative Lender's name or in the name of a nominee. If, while this Agreement is in effect, Pledgor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, as a conversion of or in exchange for any of the Collateral, or otherwise, Pledgor agrees to accept the same as the Administrative Lender's agent and to hold the same in trust on behalf of and for the benefit of the Administrative Lender, and to deliver the same forthwith to the Administrative Lender in the exact form received, with appropriate undated stock powers, duly executed in blank, to be held by the Administrative Lender, subject to the terms hereof, as additional collateral security for the Obligation. Until an Event of Default shall have occurred and is continuing, Pledgor shall be entitled to receive all cash distributions paid in respect of the Collateral. After the occurrence and during the continuance of an Event of Default, the Administrative Lender shall be entitled to all cash distributions, and to any sums paid upon or in respect of the Collateral upon the liquidation, dissolution or reorganization of the issuer thereof which shall be paid to the Administrative Lender to be held by it as additional collateral security for the Obligation. In case any distribution shall be made on or in respect of the Collateral pursuant to the reorganization, liquidation or dissolution of the issuer thereof, the property so distributed shall be delivered to the Administrative Lender to be held by it as additional collateral security for the Obligation. After the occurrence and during the continuance of an Event of Default, all sums of money and property so paid or distributed in respect of the Collateral (other than proceeds of any liquidation or similar proceeding) which are received by Pledgor shall, until paid or delivered to the Administrative Lender, be held by Pledgor in trust as additional Collateral for the Obligation.

     2.  Preservation of Collateral.  Neither the Administrative Lender nor any
         --------------------------
Secured Party shall have any duty to fix or preserve rights against prior parties to the Collateral, nor be liable for any delay in the collection of, or failure to use diligence to collect on, the Obligation or any amount payable in respect of the Collateral.

     3.   Performance by the Administrative Lender.  Should any covenant, duty
          ----------------------------------------
or agreement of Pledgor fail to be performed in accordance with its terms hereunder, the Administrative Lender may, but shall never be obligated to, perform or attempt to perform such covenant, duty or agreement on behalf of Pledgor, and any reasonable amount expended by the Administrative Lender in such performance or attempted performance shall become a part of the Obligation, shall be payable upon demand and shall bear interest at a per annum rate equal to the lesser of the Highest Lawful Rate and the sum of the Prime Rate Basis plus two percent.

     4.   Voting Rights.  It is expressly understood and agreed that Pledgor
          -------------
shall retain all voting rights to the Collateral until the occurrence and during the continuance of an Event of Default, at which time such voting rights shall transfer to the Administrative Lender, at its sole but reasonable discretion.

     5.   Power of Attorney.  PLEDGOR HEREBY IRREVOCABLY GRANTS TO THE
          -----------------
ADMINISTRATIVE LENDER PLEDGOR'S PROXY (EXERCISABLE FROM AND AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT WHICH IS CONTINUING) TO VOTE ANY COLLATERAL AND APPOINTS THE ADMINISTRATIVE LENDER PLEDGOR'S ATTORNEY-IN-FACT (EXERCISABLE FROM AND AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT WHICH IS CONTINUING) TO PERFORM ALL OBLIGATIONS OF PLEDGOR UNDER THIS AGREEMENT AND TO EXERCISE ALL OF THE ADMINISTRATIVE LENDER'S RIGHTS HEREUNDER. THE PROXY AND POWER OF ATTORNEY HEREIN GRANTED, AND EACH STOCK POWER AND SIMILAR POWER NOW OR HEREAFTER GRANTED (INCLUDING ANY EVIDENCED BY A SEPARATE WRITING) ARE COUPLED WITH AN INTEREST AND ARE IRREVOCABLE PRIOR TO FINAL PAYMENT IN FULL OF THE OBLIGATION.

E.   DEFAULT

     1.   Rights and Remedies.  Upon the occurrence and during the continuance
          -------------------
of an Event of Default, in addition to any and all other rights and remedies which the Administrative Lender or any Secured Party may then have hereunder, under any other Loan Documents, under Applicable Law or otherwise, the Administrative Lender at its option may, subject to any limitation or restriction imposed by any applicable bankruptcy, insolvency or other law relating to the relief of debtors, (a) obtain from any Person information regarding Pledgor, any issuer of the Collateral, or any of their businesses, which information any such Person may furnish without liability to Pledgor; (b) require Pledgor to give possession or control of any of the Collateral to the Administrative Lender; (c) unless earlier permitted hereunder, take control of funds generated by the Collateral and any other proceeds (except any distribution permitted under the Credit Agreement) and exercise all other rights which an owner of such Collateral may exercise; (d) declare the entire unpaid balance of principal and interest on the Obligation immediately due and payable, without notice, demand or presentment, which are hereby expressly waived; (e) reduce its claim to judgment, foreclose or otherwise enforce its security interest in all or any part of the Collateral by any available judicial procedure; (f) after notification, if any, provided for in this Agreement or any other Loan Documents, sell or otherwise dispose of, at the office of the Administrative Lender, all or any part of the Collateral, and any such sale or other disposition shall be in accordance with Applicable Law, and may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust the Administrative Lender's power of sale, but sales may be made from time to time until all of the Collateral has been sold or until the Obligation has been paid in full), and at any such sale it shall not be necessary to exhibit the Collateral; (g) at its discretion, retain the Collateral in satisfaction of the Obligation whenever the circumstances are such that the Administrative Lender is entitled to do so under Applicable Law; (h) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Pledgor hereby consents to any appointment;
(i) buy the Collateral at any public sale; and (j) buy the Collateral at any private sale, subject to any restrictions imposed by Applicable Law. Any Secured Party may buy the Collateral at any public sale and buy the Collateral at any private sale, subject to the restrictions imposed by Applicable Law and this Agreement. Pledgor agrees that, if notice is required to be given by Applicable Law, 10 days' advance written notice shall constitute reasonable notice. The Administrative Lender shall apply the proceeds of any collection, sale, disposition or other realization upon any Collateral as follows:

          First, to the payment of the reasonable out-of-pocket costs and
          -----
     expenses of such collection, sale, disposition, or other realization, including reasonable out-of-pocket costs and expenses of the Administrative Lender and the reasonable fees and expenses of its agents and counsel;

          Next, to the payment of the Obligation, equally and ratably to each
          ----
     Secured Party in accordance with the respective amounts thereof due and owing to each Secured Party; and

          Finally, to the payment to Pledgor, or their respective successors or
          -------
     assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

If the proceeds of collection, sale, disposition, or other realization are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligation, Pledgor shall remain liable for any deficiency.

     2.   Transfer
          --------

          a. Pledgor recognizes that the Administrative Lender may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale conducted in the manner described herein may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any private sale shall be made in a commercially reasonable manner. The Administrative Lender shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of the Collateral to register such Collateral for public sale under the Securities Act, or under applicable state securities laws, even if the issuer of the Collateral would agree to do so.

          b. Pledgor agrees (i) that in the event the Administrative Lender shall, upon any Event of Default which is continuing, sell the Collateral or any portion thereof, at a private sale or sales, the Administrative Lender shall have the right to rely upon the reasonable advice and opinion of a member of a nationally recognized investment banking firm acceptable to the Administrative Lender, as to the best price reasonably obtainable upon such a private sale thereof, and (ii) in the absence of fraud, wilful misconduct and gross negligence, that such reliance shall be conclusive evidence that the Administrative Lender handled such matter in a commercially reasonable manner under the UCC.

          c. If Administrative Lender shall determine to exercise its right to sell any or all of the Collateral, and if in the opinion of counsel for Administrative Lender it is necessary, or if in the opinion of Administrative Lender it is advisable, to have the Collateral or that portion thereof to be sold, registered under the provisions of the Securities Act, Pledgor will execute and deliver, and cause the directors and officers of the Borrower, all at Pledgor's expense, and to do or cause to be done all such other acts and things, as may be necessary or, in the reasonable opinion of Administrative Lender, advisable to register the Collateral or that portion thereof to be sold, under the provisions of the Securities Act and to cause a registration statement of the Borrower relating thereto to become effective and to remain effective for such period as Administrative Lender may reasonably deem appropriate to facilitate the sale or other disposition of such Collateral from the date of the first public offering of the Collateral or that portion thereof to be sold, and to cause the Borrower to make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of Administrative Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act. Pledgor will cause the Borrower to comply with the provisions of the securities or "blue sky" laws of any jurisdiction which Administrative Lender shall designate and will cause the Borrower to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of the Securities Act and applicable "blue sky" laws.

     3.   Notice.  Notification of the time and place of any public sale of the
          ------
Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Pledgor and to any other Person entitled under Applicable Law to notice.

F.   GENERAL

     1.   Administrative Lender's Duties.  The Secured Parties hereby appoint
          ------------------------------
NationsBank of Texas, N.A. as Administrative Lender to act as their agent as provided herein. In the event the Administrative Lender is replaced pursuant to
Section 10.1(b) of the Credit Agreement, the successor Administrative Lender appointed in accordance with Section 10.1(b) of the Credit Agreement shall be the Administrative Lender hereunder. The powers conferred on the Administrative Lender hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Lender shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Collateral, whether or not the Administrative Lender or any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Lender accords its own property. Except as set forth herein, the Administrative Lender shall not have any duty or liability to protect or preserve any Collateral or to preserve rights pertaining thereto. Nothing contained in this Agreement shall be construed as requiring or obligating the Administrative Lender, and the Administrative Lender shall not be required or obligated, (a) to present or file any claim or notice or take any action, with respect to any Collateral or in connection therewith or (b) to notify Pledgor of any decline in the value of any Collateral.

     2.   Cumulative Rights.  All rights and remedies of the Administrative
          -----------------
Lender and the Secured Parties hereunder are cumulative of each other and of every other right or remedy which the Administrative Lender or the Secured Parties may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Obligation, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

     3.   Waiver.  Should any part of the Obligation be payable in installments,
          ------
the acceptance by any Secured Party at any time and from time to time of partial payment of the aggregate amount of all installments then matured shall not be deemed as a waiver of any Event of Default then existing. No waiver by the Administrative Lender or any Secured Party of any Event of Default shall be deemed to be a waiver of any other subsequent Event of Default, nor shall any such waiver by the Administrative Lender or any Secured Party be deemed to be a continuing waiver. No delay or omission by the Administrative Lender or any Secured Party in exercising any right or power hereunder, or under any other Loan Documents, shall impair any such right or power or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise thereof, or the exercise of any other right or power of the Administrative Lender or any Secured Party hereunder or under such other writings.

     4.   Interest; Limitation of Law.  No provision herein or in any Loan
          ---------------------------
Documents shall require the payment or permit the collection of interest in excess of the maximum permitted by Applicable Law. If, in any contingency whatsoever, the Administrative Lender or any Secured Party shall receive anything of value from Pledgor deemed interest under Applicable Law which would exceed the maximum amount of interest permissible under Applicable Law, the provisions of the Credit Agreement shall govern to the same extent as if Pledgor were deemed to be the Borrower thereunder.

     5.   Parties Bound.  This Agreement shall be binding on Pledgor and its
          -------------
successors, assigns, administrators and legal representatives, and shall inure to the benefit of the Administrative Lender and the Secured Parties, and their successors, permitted assigns and legal representatives; provided, however, that Pledgor may not assign its rights or obligations hereunder without the prior written consent of the Administrative Lender. The rights, powers and interests held by the Administrative Lender hereunder may be transferred and assigned by the Administrative Lender, in whole or in part, at such time and upon such terms as permitted by the Credit Agreement.

     6.   Notice; Waivers by Pledgor.  All notices and other communications
          --------------------------
provided for hereunder shall be in writing and mailed, telecopied or delivered by reputable overnight delivery service or by hand, addressed to Pledgor at its address specified on the signature pages hereof, if to the Administrative Lender, addressed to it at his address specified in the Credit Agreement, or, as to each party at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 6. All such notices and other communications shall, when mailed, telecopied, or delivered, be effective three days after being deposited in the mails, when telecopied with confirmation of receipt, or when delivered by reputable overnight delivery service or by hand to the addressee or its agent, respectively. To the extent permitted by Applicable Law, Pledgor waives notices of the creation, advance, increase, existence, extension or renewal of, and of any indulgence with respect to, the Obligation; waives presentment, demand, notice of dishonor and protest; waives notice of the amount of the Obligation outstanding at any time, notice of any change in financial condition of any Person liable for the Obligation or any part thereof, notice of any Event of Default and all other notices respecting the Obligation; waives all rights of redemption, appraisal, or valuation; and agrees that maturity of the Obligation and any part thereof may be accelerated, increased, extended or renewed one or more times by the Secured Parties in their discretion, without notice to Pledgor.

     7.   Modifications.  No provision hereof shall be modified or limited
          -------------
except by a written agreement expressly referring hereto and to the provisions so modified or limited and signed by the Administrative Lender and Pledgor.

     8.  Control.  Notwithstanding anything herein to the contrary, this
         -------
Agreement and the transactions contemplated hereby do not and will not constitute, create, or have the effect of constituting or creating, directly or indirectly, actual or practical ownership of the issuer of the Collateral by the Administrative Lender, or control, affirmative or negative, direct or indirect, by the Administrative Lender or the Secured Parties, over the management or any aspect of the day-to-day operation of the issuer of the Collateral, which control remains in Pledgor and the issuer of the Collateral.

     9.   Obligations Not Affected.  To the fullest extent permitted by
          ------------------------
Applicable Law, the pledge, assignment and security interest granted herein and obligations of Pledgor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

          a. any amendment or modification or addition or supplement to any Loan Document, any instrument delivered in connection therewith or any assignment or transfer thereof, including but not limited to any increase in the Commitments;

          b. any exercise, non-exercise, or waiver by the Administrative Lender or any Secured Party of any right, remedy, power or privilege under or in respect of, or any release of any guaranty, any collateral or the Collateral or any part thereof provided pursuant to, this Agreement or any other Loan Document;

          c. any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement or any other Loan Document or any assignment or transfer of any thereof; or

          d. any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Borrower or any other Person, whether or not Pledgor shall have notice or knowledge of any of the foregoing.

     10.  Release of Collateral.  Upon payment of the Obligation and termination
          ---------------------
of the Commitments under the Credit Agreement, the Administrative Lender shall, upon the request of Pledgor and at Pledgor's sole cost and expense, release its security interest in the Collateral granted hereunder and deliver the Collateral to Pledgor. The Administrative Lender agrees that it will execute any documents or instruments reasonably necessary to effect the release of the Collateral under this Section 10.

     11.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW) AND THE UNITED STATES OF AMERICA. WITHOUT EXCLUDING ANY OTHER JURISDICTION, PLEDGOR AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

     12.  WAIVER OF JURY TRIAL.  PLEDGOR AND THE ADMINISTRATIVE LENDER HEREBY
          --------------------
KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO EACH LENDER ENTERING INTO THE CREDIT AGREEMENT.

     13.  ENTIRE AGREEMENT.  THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN
          ----------------
DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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                 ============================================

     IN WITNESS WHEREOF, Pledgor have executed this Pledge Agreement as of _________________, 1996.

                                    KEVCO, INC.


Address of Pledgor:

University Centre I                 By:_____________________________
1300 South University, Suite 200       Name:________________________
Fort Worth, Texas 76107                Title:_______________________

Attn:  Jerry E. Kimmel


                                    NATIONSBANK OF TEXAS, N.A., as
                                    Administrative Lender



                                    By:___________________________
                                       Name:______________________
                                       Title:_____________________

                         Exhibit A to Pledge Agreement


   Stockholder                    Issuer                    Number of Shares
   -----------                    ------                    ----------------

   Kevco, Inc.              Kevco Delaware, Inc.                 1,000